UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

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NEW DRAGON ASIA CORP.
(Name of Registrant as Specified In Its Charter)

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NEW DRAGON ASIA CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2009

TO THE STOCKHOLDERS OF NEW DRAGON ASIA CORP.:

The Annual Meeting of the Stockholders of New Dragon Asia Corp., a Florida corporation (the “Company’), will be held on May 21, 2009, at 9:00 a.m. (New York time), at the offices of Loeb & Loeb LLP, the Company’s counsel, located at 345 Park Avenue, New York, New York 10154 and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1.           To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; and

2.           To ratify the appointment of Crowe Horwath LLP, as the Company’s independent auditors; and

3.           To amend the existing New Dragon Asia Corporation Equity Incentive Plan (the “Plan”) to allow for the grant of restricted stock and for grants to employees; and

4.           To approve an amendment to our Certificate of Incorporation to effect a reverse split of our Series A common stock, par value $0.0001 per share (“Common Stock”) at a ratio of 1 for 10; and

5.           To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 23, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

By Order of the Board of Directors,

/s/ Li Xia Wang
Name: Li Xia Wang
Title: Chief Executive Officer

Dated:  May  , 2009

NEW DRAGON ASIA CORP.

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 21, 2009

INTRODUCTION

The Annual Meeting of the Stockholders of New Dragon Asia Corp., a Florida corporation (the “Company’), will be held on May 21, 2009, at 9:00a.m. (New York time), at the offices of Loeb & Loeb LLP, the Company’s counsel, located at 345 Park Avenue, New York, New York 10154 and any adjournment thereof (the “Annual Meeting”) for the following purposes:

1.           To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.           To ratify the appointment of Crowe Horwath LLP, as the Company’s independent auditors; and

3.           To amend the existing New Dragon Asia Corporation Equity Incentive Plan (the “Plan”) to allow for the grant of restricted stock; and

4.           To approve an amendment to our Certificate of Incorporation to effect a  reverse split of our Common Stock at a ratio of 1 for 10;

5.           To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on April 23, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

SOLICITATION AND REVOCATION

Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given in response to this solicitation and received in time for the Annual Meeting will be voted as specified in the proxy. If no instructions are given, proxies will be voted

•	“FOR” the election of the nominees listed below under “Election of Directors,” and

•	“FOR” the ratification of Crowe Horwath LLP as the Company’s independent accountants for the year ending December 25, 2009.

•	“FOR” the amendment to the Plan to allow for the grant of restricted stock;

•
“FOR” the amendment of our Certificate of Incorporation to effect a  reverse split of our Common Stock at a ratio of 1 for 10, and in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Meeting and any adjournments of the meeting.

Any proxy given in response to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to Ling Wang, our Chief Financial Officer,  by voting in person at the Annual Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Annual Meeting does not alone serve to revoke his or her proxy.

QUORUM

The presence, in person or by proxy, of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum.

GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date.  As of the close of business on the Record Date, a total of 64,145,392 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Ling Wang, our Chief Financial Officer, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

The election of directors under proposal 1 will be approved by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposals 2, 3 and 4 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company’s Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company’s independent auditors.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.

GENERAL INFORMATION ABOUT THE PROPOSALS

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of seven (7) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.     In proposal 2, we are seeking ratification of the appointment of Crowe Horwath LLP as the Company’s independent auditors. In proposal 3, we are seeking to amend the Plan to allow for the grant of restricted stock and for grants to employees. In proposal 4, we are seeking approval to amend our Certificate of Incorporation to effect a 1 for 10 reverse split of our Common Stock.

WHY IS NEW DRAGON ASIA CORP. SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Revised Statutes of the State of Florida requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: The Audit Committee of the Board of Directors of the Company appointed Crowe Horwath LLP to serve as the Company’s independent auditors during fiscal year 2009. The Company elects to have its stockholders ratify such appointment.

PROPOSAL NO.3: The Board of Directors of the Company has approved the amendment to the Plan to allow for the grant of restricted stock under the Plan and for grants to employees. The Board of Directors believes that adding restricted stock to the possible equity-based awards that can be made pursuant to the Plan will give the Company a greater degree of flexibility in granting equity-based awards (including to employees) that differ from traditional stock options.

PROPOSAL NO.4: The Company’s Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for ten shares outstanding so that every ten outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board of Directors believes that the reverse stock split is necessary in view of the recent significant decline in our stock price and will allow the Company’s Common Stock to trade in a more realistic price range.  Consequently, the Board of Directors has recommended that we effect of a reverse split of our Common Stock.

OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 64,145,392 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

SECURITY OWNERSHIP OF MANAGEMENT
AND CERTAIN BENEFICIAL OWNERS

The following table sets forth, as of April 23, 2009, certain information concerning the beneficial ownership of Common Stock by (i) each stockholder known to us to beneficially own five percent or more of our outstanding Common Stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power. As of April 23, 2009, there were 64,145,392 shares of Common Stock outstanding.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
New Dragon Asia Food Ltd. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048	22,476,154		35.0%
Heng Jing Lu† Chairman	22,476,154	(1)	35.0%
Li Xia Wang† Chief Executive Officer and Director	-0-		*
Ling Wang† Director and Chief Financial Officer	-0-		*
Zhi Yong Jiang† Director	-0-		*
De Lin Yang† Director	-0-		*
Qi Xue† Director	-0-		*
Feng Ju Chen† Director	-0-		*
All Directors and Executive Officers (7 people)	22,476,154		35.0%

* Less than one percent.

† Address of referenced person is c/o New Dragon Asia Corp. Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.

(1) Represents shares owned by New Dragon Asia Food Ltd. Mr. Heng Jing Lu, our Chairman, is the holder of record and beneficial holder of 100% of the equity interests of New Dragon Asia Food Ltd.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of our board of directors and our CEO, CFO and head of Human Resources are collectively responsible for implementing and administering all aspects of our benefit and compensation plans and programs, as well as developing specific policies regarding compensation of our executive officers. All of the members of our Compensation Committee, Qi Xue, Feng Ju Chen and Zhi Yong Jiang, are independent directors.

Compensation Objectives

Our primary goal with respect to executive compensation has been to set compensation at levels that attract and retain the most talented and dedicated executives possible.  Individual executive compensation is set at levels  believed to be comparable with executives in other companies of similar size and stage of development operating in China. We also link long-term stock-based incentives to the achievement of specified performance objectives and to align executives’ incentives with stockholder value creation.

The Committee has implemented and maintained compensation policies that tie a portion of executives’ overall compensation to our financial and operational performance, as measured by revenues and net income, and to accomplishing strategic goals such as merger and acquisitions, and fund raising.  In addition, as a policy for determining compensation, our Compensation Committee has determined that an executive officer who is a Chinese national will be entitled to a locally competitive package and an executive officer who is an expatriate from Hong Kong will be paid a salary commensurate with those paid to Hong Kong executives working in Hong Kong.

Elements of Compensation

Base Salary. All full time executives are paid a base salary. For executives who are Chinese nationals, including our CEO and Chairman, we do not have employment agreements. However, we have an employment agreement with our CFO, which sets forth certain elements of her compensation.  In all cases, the Committee establishes a minimum base salary for our executive officers. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in our industry for similar positions, professional qualifications, academic background, and the other elements of the executive’s compensation, including stock-based compensation. Our intent is to set executives’ base salaries near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and may be increased to align salaries with market levels after taking into account the subjective evaluation described previously.

Equity Incentive Compensation. We believe that long-term performance is achieved through an ownership culture participated in by our executive officers through the use of stock-based awards. Currently, we do not maintain any incentive compensation plans based on pre-defined performance criteria. The Compensation Committee has the general authority, however, to award equity incentive compensation, i.e. stock options, to our executive officers in such amounts and on such terms as the committee determines in its sole discretion.  The Committee does not have a determined formula for determining the number of options available to be granted.  Incentive compensation is intended to compensate officers for accomplishing strategic goals such as mergers and acquisitions and fund raising. The Compensation Committee will review each executive’s individual performance and his or her contribution to our strategic goals periodically and determine the amount of incentive compensation towards the end of the fiscal year.  Our Compensation Committee grants equity incentive compensation at times when we do not have material non-public information to avoid timing issues and the appearance that such awards are made based on any such information.

Chinese Government Imposed Compensation. As a result of mandatory government employment standards, our executives are also entitled to certain annual statutory benefits, including fully subsidized, Company-paid health insurance, seven days of paid vacation and unlimited paid sick leave.

Determination of Compensation

Our CEO, CFO and head of Human Resources meet frequently during the last several weeks of our fiscal year to evaluate each non-executive employee’s performance and determine his or her compensation for the following year.  In the case of our executive officers, the Compensation Committee similarly evaluates the executive’s performance and the objectives set forth above at or about the end of our fiscal year to determine executive compensation.  The Compensation Committee will also determine whether an executive officer is eligible for incentive compensation and if it is deemed in the best interests of the Company, the Committee may recommend that a certain number of stock options be granted to the executive officer as compensation for certain qualitative success during the fiscal year.

The following table sets forth the cash and other compensation paid by us in 2008 to all individuals who served as our chief executive officer and chief financial officer, who we collectively refer to as the named executive officers (“NEOs”).  No other executives received total compensation greater than $100,000 in 2008.

Summary Compensation Table

		Salary	Option Awards	Total
Name and Principal Position	Year	($)	($)	($)
Li Xia Wang (i) Chief Executive Officer and Director	2008 2007	20,000 20,000	— —	20,000 20,000
Peter Mak (ii) Former Chief Financial Officer	2008 2007	180,000 180,000	— —	180,000 180,000

(i) Amount reflects the compensation cost for the fiscal years ended December 25, 2008 and 2007, of the named executive officer’s option to purchase shares of our common stock, calculated in accordance with SFAS 123R. See Note 15 to the Company’s audited financial statements for the fiscal year ended Dember 25, 2008 included in Item 8 of the Annual Report on Form 10-K for the year ended December 25, 2008 for a discussion of assumptions made by the Company in determining the grant date fair value and compensation costs of these equity awards.
(ii) Li Xia Wang was promoted to CEO of the Company in 2004. Her annual salary is $20,000.
(iii) Peter Mak joined the Company as CFO in 2004 and his employment contract with the Company expired on December 31, 2008. The Company received notification from Mr. Mak on February 12, 2009 of his resignation, effective as of such date. He is a Hong Kong expatriate. His annual base salary was $180,000.

Grants of Plan-Based Awards

Name	Grant Date	Approval Date	All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards($)	Grant Date Fair Market Value of a Share ($/Sh)
Li Xia Wang	—	—	—		—	—	—

Peter Mak	January 20, 2006	January 20, 2006	2,000,000	(1)	$1.60	$2,320,000	$1.16	(3)
	December 13, 2006	December 19, 2006(2)	6,000,000	(2)	$1.82	$5,820,000	$0.97	(3)

(1) Represents options to purchase up to 2,000,000 shares of common stock.

In 2006, our Compensation Committee met two times and made two grants of options to purchase up to an aggregate of 8 million shares of our Class A Common Stock. All options were granted to Peter Mak, our former Chief Financial Officer, to compensate him for his extraordinary contributions towards accomplishing our strategic goals, including fund raising and acquisitions and to incentivize him to make further contributions in the future.  The options were granted on January 20, 2006 with an exercise price of $1.60. The closing market price of our Class A Common Stock on the American Stock Exchange on January 20, 2006 was $1.54. The exercise price was determined by the Compensation Committee by comparing the average of the previous 10 days’ market price. The FAS 123R fair value of the options at the grant date is $2,320,000.  These options were granted to the former CFO as a reward for the extraordinary effort made by the CFO in successfully completing the $9.5 million financing prior to the end of the fiscal year in December 2005.

(2) Represents options to purchase up to 6,000,000 shares of common stock

The options were granted on December 13, 2006 with an exercise price of $1.82. The closing market price of our Class A Common Stock on the American Stock Exchange on December 13, 2006 was also $1.82. The exercise price was determined by the Compensation Committee by comparing the average of the previous 10 days’ market price. The FAS 123R fair value of the options is $5,820,000.  These options were granted to recognize the former CFO’s contributions in negotiating the terms and closing the acquisition of the Company’s Chengdu Plant and to incentivize him to make further contributions in the future.

(3) Determination of Grant Date Fair Value

In order to determine the grant date fair value of the options, we used a Black-Scholes option-pricing model. Under the Black-Scholes model, we considered several factors and made several assumptions, including the strike price, time to maturity, volatility of the underlying shares, and a risk-free interest rate.

Based on the above Black-Scholes option-pricing model, the fair value per share was $1.16 and $0.97 for options granted on January 20 and December 13, 2006, respectively.

Outstanding Equity Awards At Fiscal Year-end

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Li Xia Wang	—	—
Peter Mak	2,000,000	—	$1.60	January 20, 2012
	6,000,000	—	$1.82	December 13, 2016

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. Our Compensation Committee, which is comprised solely of “outside directors” as defined for purposes of Section 162(m) of the Code, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

COMPENSATION OF DIRECTORS

We do not provide cash or other compensation to our directors for their services as members of the Board or for attendance at Board or committee meetings. However, our directors will be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and its committees.

EMPLOYMENT CONTRACTS

We had an Employment Contract with Mr. Peter Mak, our former Chief Financial Officer which had been expired on December 31, 2008. Mr. Mak was entitled to an annual compensation of US$180,000 per year until December 31, 2008 and stock options to acquire 400,000 shares of Common Stock at an exercise price of $1.00 per share, 600,000 shares of Common Stock at an exercise price of $1.20 per share, 2,000,000 shares of  Common Stock at an exercise price of $1.60 per share and 6,000,000 shares of Common Stock at an exercise price of $1.82 per share.  For the year ended December 25, 2006, Mr. Mak had exercised options to purchase 1,000,000 shares of Common Stock and sold such shares of  Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operational decisions. Parties are also considered to be related if they are subject to common control or common significant influence. Particulars of significant transactions between the Company and related companies are disclosed in the Company’s Annual Report on Form 10-K.

PROPOSAL 1
ELECTION OF DIRECTORS

Seven (7) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Pursuant to the rules of the NYSE Amex, the four independent directors of our Board have nominated the current directors as candidates for election as directors, to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified. For more information about our nominations procedures and other corporate governance matters, see “Corporate Governance” later in this Proxy Statement. In case any of these nominees should become unavailable for election to the Board, an event which is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

The Board of Directors unanimously recommends that you vote for the election of each of the nominated directors. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted “FOR” the election of the candidates. The election of directors requires a plurality of the shares of Common Stock present and voting at the Meeting.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

The following table sets forth certain information concerning each of our directors continuing in office and each of our current executive officers:

NAME	AGE	POSITION	DIRECTOR SINCE

Heng Jing Lu	57	Chairman	2003

Li Xia Wang	50	Director and Chief Executive Officer	2003

Ling Wang	44	Director and Chief Financial Officer	2003

Zhi Yong Jiang	42	Independent Non-Executive Director	2003

De Lin Yang	54	Independent Non-Executive Director	2003

Qi Xue	56	Independent Non-Executive Director	2003

Feng Ju Chen	53	Independent Non-Executive Director	2004

The business experience during at least the last five years of each of these individuals is as follows:

Mr. Heng Jing Lu, Chairman of the Company, graduated from The Shandong Institute of Economics in accounting and is a PRC qualified accountant. Before joining the Company on December 15, 2003, he had been working in the oil and grain industry for over 30 years.  Prior to joining the Company, he was the director of Oil and Grain Bureau of Longkou, Shandong PRC where he had worked since 1975. He has extensive experience in the management of agricultural and food related enterprises and strategic planning. He is primarily responsible for business development and overall company management.

Ms. Li Xia Wang, director and Chief Executive Officer of the Company, graduated from The Shandong Institute of Economics in accounting and is a PRC qualified accountant. She joined the Longkou Oil & Grain Group Company in 1980 where she has remained, her last position being Deputy General Manager. She has over 20 years extensive experience in the field of finance and accounting. She joined as a director of the Company on December 15, 2003.

Ms. Ling Wang, director and Chief Financial Officer of the Company, graduated from Shandong Television Broadcast University in economics management. She has been working with the subsidiary of the Company since 1981 and her main responsibilities are in operation control and internal audit.

Mr. Zhi Yong Jiang, independent non-executive director of the Company since December 15, 2003, currently serves on the audit committee, acting as Chairman. He graduated from Yantai Oil & Grain College with a degree in finance & accounting. He had been working with Longkou Jinsheng Electronics Co. Ltd since 2000 and prior to joining the Company, his last position was Vice President of Longkou Soybean Food Co., Ltd. He has been working in the accounting and financing field for more than 19 years in different industries. He has extensive experience in the field of finance and accounting.

Mr. De Lin Yang, independent non-executive director of the Company since December 15, 2003, is currently the chairman of the Yantai Hong Yuan CPA, a public accounting firm. Mr. Yang graduated from Shandong Gan Bu Distance Learning University with a bachelor degree in Accounting. He joined the Longkou City Ceramics Factory as an accountant in 1975 and was promoted to Chief Accountant in 1982. From 1989 to 1999, Mr. Yang served as the deputy chairman of the Longkou City CPA. In 2000, Mr. Yang joined the Yantai Hong Yuan CPA as the deputy chairman and was promoted to the chairman of the firm in 2002.

Mr. Qi Xue, independent non-executive director of the Company since March 15, 2003, graduated in 1987 from The Official Institute of Beijing Chemical Industry Management with a diploma of higher education specializing in industrial accounting. He is an associate member of The Chinese Institute of Certified Public Accountants. Since 1999, he has been the Principal of the Longkou Huayu Certified Public Accountants Co. Ltd.

Ms. Feng Ju Chen, independent non-executive director of the Company, graduated from Yantai University in business management and is a member of The Chinese Institute of Certified Public Accountants. She has been the accounting manager of the Audit Bureau of Longkou City for more than 20 years. She has extensive experience in the field of accounting and joined the Company as a director on April 15, 2004.

There are no family relationships between the directors and executive officers.

INFORMATION ABOUT DIRECTOR NOMINEES

Mr. Heng Jing Lu, Chairman of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Li Xia Wang, director and Chief Executive Officer of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Ling Wang, director and Vice President of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. Zhi Yong Jiang, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. De Lin Yang, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Mr. Qi Xue, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

Ms. Feng Ju Chen, independent non-executive director of the Company - see biographical information set forth above under “Directors and Executive Officers.”

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of common stock and other of our equity securities, on Forms 3, 4 and 5 respectively. Based on Company records and other information, we believe that all SEC filing requirements applicable to our directors and executive officers were complied with for 2008 except that:

New Dragon Asia Food Limited did not timely file a Form 4 reflecting the purchase of 10,000 shares of Class A Common Stock of the Company on September 22, 2008.

.

CORPORATE GOVERNANCE

We believe that good corporate governance and fair and ethical business practices are crucial not only to the proper operation of our company, but also to building and maintaining confidence in the integrity, reliability and transparency of the securities markets. We have kept abreast of the actions taken in the past year and a half by Congress, the SEC and the NYSE Amex to improve and enhance corporate governance, and we take our responsibilities in this area very seriously. This section explains some of the things we have done, or are considering, to improve the way we run the Company.

CODE OF CONDUCT AND ETHICS

Our Board of Directors has adopted a Code of Conduct and Ethics (the “Code”) that applies to all of our employees, officers and directors. The Code covers compliance with law; fair and honest dealings with the company, with competitors and with others; fair and honest disclosure to the public; and procedures for compliance with the Code. You can obtain a copy of the Code by sending a written request to the attention of Ms Ling Wang, Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC.

BOARD, COMMITTEE AND STOCKHOLDER MEETINGS

The NYSE Amex marketplace rules (the “NYSE AmexARules”) require that our Board of Directors must meet at least quarterly. During the fiscal year ended December 25, 2008, the Board met eight times. The Audit Committee met four times.  No director attended fewer than 75% of the meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which he served.

It is our policy that all members of the Board of Directors attend the Annual Meeting of Stockholders in person, although we recognize that directors occasionally may be unable to attend for personal or professional reasons. We generally hold a meeting of the Board on the same date as the annual stockholder meeting.

BOARD AND COMMITTEE INDEPENDENCE

Board of Directors. The NYSE Amex Rules require that a majority of our Board of Directors must be “independent” and no director qualifies as independent until the Board makes an affirmative determination to that effect. In making this determination about a director, the Board must affirmatively conclude that the director does not have a material relationship with us that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. Under the NYSE Amex Rules, the Board considered, among other factors, the director’s current and historic relationships with us and our competitors, suppliers, customers and auditors, including compensation directly or indirectly paid to the director; the director’s professional and family relationships with management and other directors; the relationships that the director’s current and former employers may have with us; and the relationships between us and other companies of which the director may be a director or executive officer. The NYSE Amex Rules require that the independent directors meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session.

As a result of this review, the Board has determined that the following directors, comprising a majority of the entire Board, are independent: De Lin Yang, Qi Xue, Zhi Yong Jiang and Feng Ju Chen.

COMPENSATION COMMITTEE

We have a Compensation Committee of the Board. The Compensation Committee is governed by a written charter, which is annexed hereto as Annex A. The Compensation Committee consists of Qi Xue, Feng Ju Chen and Zhi Yong Jiang. Compensation decisions during the fiscal year ended December 25, 2008 were made by a majority of the directors of Committee. The Committee is charged with the responsibility of reviewing and approving executive officers’ compensations. The Chairman of the Compensation Committee is Zhi Yong Jiang. Each member of the Compensation Committee meets the independent requirements applicable to such committee under the NYSE Amex Rules.

The Compensation Committee makes recommendations to the Board of Directors concerning salaries and incentive compensation for our officers, including our Chief Executive Officer, and employees and administers our stock option plans.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee have any relationship with the Company or any of its officers of employees other than in connection with their role as a director.  None of the members of the Compensation Committee have participated in any related party transactions with the Company since the beginning of the Company’s last fiscal year.

NOMINATING COMMITTEE

Under the NYSE Amex Rules, nominees for our Board must be selected either by a nominating committee consisting entirely of independent directors or by a majority of the independent directors, acting pursuant to a standing resolution governing the nominating process. Given the size of our company and the significant committee responsibilities that many directors already have, we have chosen to assign this function to the independent directors rather than to a nominating committee. Consequently, our four independent directors, Qi Xue, Feng Ju Chen, De Lin Yang and Zhi Yong Jiang, are responsible for nominations. They act pursuant to a standing resolution. To date, the independent directors have not engaged any third parties to assist them in identifying candidates for the Board.

Among the tasks that our independent directors may undertake in this capacity are these:

-	Identifying and selecting those persons who will be nominees for director.

-
Considering factors relevant to the selection of nominees, including requirements of law, stockexchange listing standards, matters of character, judgment, business experience and areas ofexpertise, the diversity of the Board, and other factors.

-	Recruiting appropriate candidates when necessary, and reviewing the qualifications of any candidates nominated by stockholders.

-	Evaluating from time to time the size and composition of the Board and its committees.

-	Evaluating the function and performance of the Board and its directors.

Nomination by Stockholders

Our By-laws include a provision that permits a stockholder of record, that beneficially owned more than five percent of our voting stock for at least one year as of the date of the recommendation, to submit to us the name of any person whom the stockholder wishes to nominate as a candidate for election to the Board. In general, such a submission must be received by our corporate secretary at our principal office prior to the scheduled date of the annual stockholder meeting, and must contain all information about the candidate that would be required to be disclosed in a proxy statement prepared and filed under federal and state law, as well as the proposed nominee’s consent to be named as a nominee and to serve if elected. The stockholder must also provide information about his or her identity and the number of shares owned. If the nomination is made by a stockholder holding shares in “street name,” then the identity and ownership information must be furnished about the beneficial owner of the shares. A candidate submitted by a stockholder as a nominee need not be nominated by the independent directors.

We are required to include in our future proxy statements information about a recommended stockholder nominee, but only when the following criteria are met:

•
The proposed nomination is received by a date not later than the 120th day before the date (i.e., the month and day) of our proxy statement released to stockholders in connection with the prior year’s annual meeting.

•	The stockholder or stockholder group making the proposal has beneficially owned more than 5% of our voting stock for at least a year.

If those criteria are met, and provided that we have written consent from the proposed candidate and from the stockholder or stockholder group, we would be obliged to identify in our proxy statement the name of the candidate and the stockholder or stockholder group making the nomination, and to disclose our position regarding the nomination.

AUDIT COMMITTEE REPORT

Role of the Audit Committee

The Audit Committee operates under a written charter. The Audit Committee consists of three directors, Qi Xue, Zhi Yong Jiang and Feng Ju Chen, each of whom meets the independence requirements and standards currently established by the NYSE Amex and the SEC. In addition, the Board of Directors has determined that Mr. Qi Xue is an “audit committee financial expert” and “independent” as defined under the relevant rules of the SEC and the NYSE Amex. The Audit Committee assists the Board of Directors in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements. The Audit Committee is responsible for retaining (subject to stockholder ratification) and, as necessary, terminating, the independent auditors, annually reviews the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, and pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee also oversees the performance of the Company’s internal audit and compliance functions.  The Chairman of the Audit Committee is Zhi Yong Jiang.

Additionally, the Audit Committee has responsibilities and authority necessary to comply with Exchange Act rules relating to (i) direct responsibility for the appointment, compensation, retention and oversight of our accountants, (ii) treatment of complaints and concerns relating to accounting, internal accounting controls, and auditing matters, (iii) the engagement of independent counsel and other advisors, and (iv) determining appropriate funding for audit and audit committee related expenses. These and other aspects of the Audit Committee’s authority are more particularly described in the Audit Committee charter adopted by the Board of Directors in December, 2003, filed as Annex B to this Proxy Statement.

Review of our Audited Financial Statements for the Fiscal Year ended December 25, 2008

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 25, 2008 with management. The Audit Committee has discussed with Crowe Horwath LLP, our independent public accountants, the matters required to be discussed by SAS 61.

The Audit Committee reviewed with the Company’s financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company’s internal controls, and the quality of the Company’s financial reporting.

The Audit Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

In its meetings with representatives of the independent auditors, the Audit Committee asks them to address, and discusses their responses to several questions that the Audit Committee believes are particularly relevant to its oversight. These questions include:

•
Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

•
Based on the independent auditors’ experience and their knowledge of the Company, do the Company’s financial statements fairly present to investors, with clarity and completeness, the Company’s financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

•	Based on the independent auditors’ experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

The Audit Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

The Audit Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Audit Committee under Statement on Auditing Standards No. 114 (“Communication with Audit Committees”). The Audit Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), and considered with the independent auditors whether the provision of financial information systems design and implementation and other non-audit services provided by them to the Company during 2008 was compatible with the independent auditors’ independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Audit Committee reviews the Company’s SEC reports prior to filing and intends to continue this practice in the future. In addition, the Audit Committee reviews all quarterly earnings announcements in advance of their issuance with management and representatives of the independent auditors. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company’s annual financial statements to generally accepted accounting principles.

In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 25, 2008, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Zhi Yong Jiang, Chair
Qi Xue
Feng Ju Chen

STOCKHOLDER COMMUNICATIONS

Our stockholders may communicate directly with the members of the Board of Directors or the individual Chair of standing Board committees by writing directly to those individuals c/o New Dragon Asia Corp. at the following address: Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC 518048.

INDEMNIFICATION

The Company’s Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the Revised Statutes of the State of Florida. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Florida law, including in circumstances in which indemnification is otherwise discretionary under Florida law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors’ and officers’ insurance if available on reasonable terms.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Crowe Horwath LLP as our independent accountants for the fiscal year ending December 25, 2008. Grobstein, Horwath & Company LLP (“Grobstein”) was our independent accounting firm for the fiscal year ended December 25, 2007.  On January 9, 2009, the Company was notified that effective December 8, 2008, the personnel of Grobstein have joined with Crowe Horwath LLP resulting in the resignation of Grobstein as independent registered public accounting firm for the Company.

The Audit Committee has selected Crowe Horwath LLP (“Horwath”) as the Company’s independent accountants for the year ending December 25, 2009, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Horwath has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Florida Business Corporation Act does not require the ratification of the selection of independent accountants by the Company’s stockholders, but in view of the importance of the financial statements to the stockholders, the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of Horwath will be present at this year’s Annual Meeting of Stockholders. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

In the event the stockholders fail to ratify the selection of Horwath, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The Board of Directors unanimously recommends that you vote FOR this proposal (Proposal 2 on the Proxy) to ratify the selection of the independent accountants. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the Proxy or, if no direction is made, in favor of this proposal. In order to be adopted, this proposal must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock present and voting at the Meeting.

AUDIT FEES

Public Accountants’ fees

For fiscal years ended December 25, 2008 and 2007, fees for services provided by Horwath and Grobstein, respectively, were as follows:

	2008		2007
Audit Fees		$160,000		$160,000
Audit Related Fees		$45,000		$45,500
Tax Fees		$9,000		$5,000
All Other Fees	$	Nil	$	Nil

Audit Fees were for professional services rendered for the audit of the Company’s annual financial statements, the review of quarterly financial statements, and the preparation of statutory and regulatory filings. Audit-Related Fees relate to professional services rendered in connection with employee benefit plan audits, accounting consultations, due diligence and audits in connection with acquisitions. Tax fees consist of fees billed for professional services for tax compliance, tax planning and tax advice. These services include assistance regarding federal, state and international tax compliance and planning, tax audit defense, and mergers and acquisitions. All other fees consist of stockholder meeting attendance and printing services. The Audit Committee considered and determined that the provision of non-audit services provided by Crowe is compatible with maintaining the firm’s independence.

Pre-Approval Policies and Procedures

In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

-	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

-	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

-
the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

-           whether the service creates a mutual or conflicting interest between the auditor and the Company;
-           whether the service places the auditor in the position of auditing his or her own work;
-           whether the service results in the auditor acting as management or an employee of the Company; and
-           whether the service places the auditor in a position of being an advocate for the Company.

PROPOSAL 3

AMENDMENT TO THE EQUITY INCENTIVE PLAN

The Board of Directors has unanimously approved for submission to a vote of the stockholders a proposal to amend the Plan to allow for the grant of restricted stock under the plan and for grants to employees of the Company (the Plan so amended, the “Amended Plan”).  A majority of the Company’s stockholders approved the Plan on January 20, 2006. Equity−based awards align the long−term financial interests of grantees with the financial interests of the Company’s stockholders. Adding restricted stock to the possible equity−based awards that can be made pursuant to the Plan will give the Company a greater degree of flexibility in granting equity−based awards that differ from traditional stock options, including to employees. The Company believes that this flexibility is necessary to provide competitive compensation to grantees.

The Amended Plan retains the purpose of providing a means for the Company to retain in the employ of and as directors, advisors and consultants to the Company persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries.

A summary of the proposed changes to the Plan is set forth below. The full text of the Amended Plan is set forth as Appendix A to this proxy statement. This discussion of the Amended Plan is qualified in its entirety by reference to Appendix A.

Restricted Stock

Under the proposed amendment to the Plan, the following provisions have been added to provide for the grant of restricted stock.

Restricted stock may be granted under the Amended Plan to directors and consultants of the Company in such amounts and subject to such terms and conditions as the Board of Directors or a committee of the Board of Directors appointed in accordance with Section 4 of the Plan (the “Committee”) determines in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose.   Restricted stock will be granted under s Restricted Stock Grant Agreement.  The Restricted Stock Grant Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as my be determined by the administrator of the Plan in its sole discretionDelivery of Certificates

The Company will deliver certificate(s) registered in the name of the grantee, bearing an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock.  The Company may retain physical possession of any such certificates and the Company may require a grantee awarded restricted stock to deliver a stock power to the Company, endorsed in blank, relating to the restricted stock for so long as the restricted stock is subject to forfeiture.

Repurchase

If shares of restricted stock are repurchased by the Company at their original purchase price, such shares shall be available for future grant under the Plan.

Rights as a Shareholder

The holder of restricted stock will have rights equivalent to those of a shareholder and shall be a shareholder when the restricted stock grant is entered upon the records of the transfer agent of the Company.

Early Exercisability of Options

The administrator of the Plan may provide in the terms of any option agreement entered into under the Plan that the holder may, at any time before the holders status as a director or consultant is terminated, that such holder may exercise the option in whole or in part in exchange for restricted stock prior to the full vesting of the option.  However, any shares acquired upon exercise of an option which has not fully vested may be subject to forfeiture, transfer or other restrictions as the administrator of the Plan may determine in its sole discretion.

U.S. Federal Income Tax Consequences

The following is a general summary of the U.S. federal income tax consequences under current tax law of restricted stock awards that may be granted under the Amended Plan to individual participants in the Amended Plan who are citizens or residents of the United States. This summary does not address the state, local or foreign income or other tax consequences; nor does it purport to cover all of the special rules that may apply, including special rules relating to deferred compensation, golden parachutes, and participants subject to Section 16(b) of the Exchange Act.

A participant who receives a restricted stock award that is subject to a substantial risk of forfeiture and certain transfer restrictions generally recognizes ordinary compensation income at the time the restriction lapses in an amount equal to the excess, if any, of the fair market value of the shares at such time over the amount paid by the participant for the shares, if any. Alternatively, the participant may elect to be taxed upon receipt of the shares of restricted stock based on the value of the shares at the time of grant. Dividends received with respect to shares of restricted stock are generally treated as compensation, unless the participant elects to be taxed on the receipt (rather than the vesting) of the restricted shares.

Required Vote

The approval of the amendment of the Plan to allow for the grant of restricted stock requires the affirmative vote of a majority of the votes cast.

PROPOSAL 4

REVERSE SPLIT OF SERIES A COMMON STOCK

Purpose of the Reverse Stock Split

The Company’s Board of Directors has determined that it is in our best interest to effect a reverse split of our Common Stock of one share for ten shares outstanding so that every ten outstanding shares of common stock before the stock split shall represent one share of common stock after the stock split with all fractional shares rounded up to the next whole share. The Board of Directors believes that the reverse stock split is necessary in view of the recent significant decline in our stock price and will allow the Company’s Common Stock to trade in a more realistic price range.  Consequently, the Board of Directors has recommended that we effect of a reverse split of our Common Stock.

The form of the proposed amendment to our Certificate of Incorporation to effect the reverse stock split is attached to this Proxy Statement as Annex C. The amendment will permit our Board to effect a reverse stock split of our Common Stock following shareholder approval.

Principal Effects of the Reverse Stock Split

On the effective date of the stock split, each ten shares of our Common Stock issued and outstanding immediately prior to the stock split effective date (the “Old Shares”) will automatically and without any action on the part of the shareholders be converted into one share of our Common Stock (the “New Shares”).  In the following discussion, we provide examples of the effects of a one-for-ten reverse stock split.

Corporate Matters.  The reverse stock split would have the following effects on the number of shares of common stock outstanding:

•	in a one-for-ten reverse stock split, every ten of our Old Shares owned by a stockholder would be exchanged for one (1) New Share; and

•	the number of shares of our Common Stock issued and outstanding will be reduced from 64,145,392 shares to 6,414,539 shares.

The reverse stock split will be effected simultaneously for all of our outstanding Common Stock and the exchange ratio will be the same for all of our outstanding Common Stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. As described below, stockholders and holders of options and warrants holding fractional shares will have their shares rounded up to the nearest whole number. Common Stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Fractional Shares. No scrip or fractional share certificates will be issued in connection with the reverse stock split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of Old Shares not evenly divisible by the 1 for 10 reverse stock split ratio, will be entitled, upon surrender of  certificate(s) representing these shares, to a number of shares of New Shares rounded up to the nearest whole number. The ownership of a fractional interest will not give the stockholder any voting, dividend or other rights except to have his or her fractional interest rounded up to the nearest whole number when the New Shares are issued.

Holders of options and warrants to purchase shares of Common Stock, who upon exercise of their options or warrants would otherwise be entitled to receive fractional shares, because they hold options which upon exercise would result in a number of shares of Common Stock not evenly divisible by the 1 for 10 reverse stock split ratio, will receive a number of shares of Common Stock rounded up to the nearest whole number.

Authorized Shares. Upon effectiveness of the reverse stock split, the number of authorized shares of common stock would remain the same.  Authorized but unissued shares will be available for issuance, and we may issue such shares in future financings or otherwise. If we issue additional shares, the ownership interest of holders of our Common Stock would be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our Common Stock.

Accounting Matters. The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced in proportion to the reverse stock split ratio (that is, in a one-for-ten reverse stock split, the stated capital attributable to our Common Stock will be reduced to one-tenth of its existing amount) and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will also be increased because there will be fewer shares of our common stock outstanding.

Potential Anti-Takeover Effect. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of us, nor is it part of a plan by management to recommend a series of similar actions to our Board and stockholders. Other than the reverse stock split proposal, our Board does not currently contemplate recommending the adoption of any other corporate action that could be construed to affect the ability of third parties to take over or change control of the Company.

Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

The reverse stock split will become effective upon the filing of the Certificate of Amendment to our Certificate of Incorporation which we refer to as the effective time (Effective Time). Beginning at the Effective Time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares.

As soon as practicable after the Effective Time, stockholders will be notified that the reverse stock split has been effected. The Company expects that its transfer agent, American Stock Transfer Company, will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares in accordance with the procedures to be set forth in the letter of transmittal the Company sends to its stockholders. No new certificates will be issued to any stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to a stockholder of the Company (hereinafter a “U.S. stockholder”) that is a “United States person,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). It does not purport to be a complete discussion of all of the possible U.S. federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For  example, the state and local tax consequences of the reverse stock split may vary significantly as to each U.S. stockholder, depending upon the state in which such stockholder resides or does business. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. In addition, the discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our shares through such entities. The discussion below is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held by a stockholder as “capital assets,” as defined in Section 1221 of the Code. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with his or her own tax advisor with respect to the tax consequences of the reverse stock split.

No gain or loss should be recognized by a U.S. stockholder upon such stockholder’s deemed exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split should be the same as such stockholder’s aggregate tax basis in the Old Shares being exchanged, and the holding period of the New Shares should include the holding period of such stockholder in the Old Shares.

The above discussion regarding the U.S. federal income tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences of the reverse stock split under that stockholder’s particular circumstances.

Vote Required

The affirmative vote of the holders of a majority of all outstanding shares of the Company’s Common Stock entitled to vote on this proposal has been received in the form of a written consent in lieu of special meeting.

Dissenters’ Rights of Appraisal

We are a Florida corporation and are governed by the Florida Business Corporation Act.  Holders of our voting securities are not entitled to dissenters’ rights under Section 607.1301 of the Florida Business Corporation Act with respect to the reverse split of the Company’s Common Stock.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the stock split that is not shared by all other shareholders of ours.

SOLICITATION OF PROXIES

We are soliciting proxies in the enclosed form and paying the cost of the solicitation. In addition to the use of the mails, we may solicit proxies personally or by telephone or telegraph using the services of our directors, officers and regular employees at nominal cost. We will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for expenses incurred in sending proxy material to beneficial owners of our stock.

MANNER FOR VOTING PROXIES

               The shares represented by all valid proxies received by mail will be voted in the manner specified. Where specific choices are not indicated, the shares represented by all valid proxies received will be voted: (1) for the nominees for directors named earlier in this proxy statement and (2) for ratification of the selection of the independent auditor. Should any matter not described above be properly presented at the meeting, the persons named in the proxy form will vote in accordance with their judgement.

2009 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company’s By-Laws. The Company’s By-Laws do not contain such an advance notice provision. For the Company’s 2009 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before May 10, 2009. Stockholders of the Company wishing to include proposals in the proxy material for the 2009 Annual Meeting of Stockholders must submit the same in writing so as to be received by Ling Wang, the Chief Financial Officer of the Company on or before March 31, 2009.  Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

HOUSEHOLDING OF PROXY MATERIALS

Some banks, brokers and other nominee record holders may employ the proactive of “householding” proxy statement and annual reports. This means that only one copy of this Proxy Statement and the accompanying Annual Report may have been sent to multiple stockholders residing at the same household. If you would to obtain an additional copy of this Proxy Statement and the accompanying Annual Report, please contact Ling Wang, our Chief Financial Officer. If you want to receive separate copies of the Company’s proxy statement and annual report in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 25, 2008, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please contact Ms Ling Wang, Chief Financial Officer, New Dragon Asia Corp., Suite 2808, International Chamber of Commerce Tower, Fuhua Three Road, Shenzhen, PRC, telephone 86-755 8831 2115. Our Annual Report on Form 10-K and our other filings with the SEC, including the exhibits, are also available for free on our Internet site (http://www.newdragonasia.com) and the SEC’s Internet site (http://www.sec.gov).

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company’s annual report on Form 10-K was mailed along with this proxy statement.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 19, 2009. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.

May   , 2009

By Order of Board of Directors,

/s/ Li Xia Wang
Name: Li Xia Wang
Title: Chief Executive Officer

ANNEX A

NEW DRAGON ASIA CORP.
COMPENSATION COMMITTEE CHARTER

PURPOSE

The purpose of the Compensation Committee (the “Compensation Committee”) of the board of directors (the “Board”) of New Dragon Asia Corporation (the “Company”) is: (i) to review and approve corporate goals and objectives relevant to compensation of the Company’s Chief Executive Officer and Chief Financial Officer, who we collectively refer to as the named executive officer (“NEOs”), evaluate the NEO’s performance in light of those goals and objectives, and determine and approve the NEO’s compensation level based on this evaluation; and “ii” to produce any report on executive officer compensation as required to prepare by the rules and regulations of the Securities and Exchange Commission (the “SEC”).

COMPOSITION

The Compensation Committee is a standing committee of the Board. The Committee shall consist of not less than three members of the Board, each of whom satisfies the independence criteria of applicable law and the rules of the American Stock Exchange (“AMEX”) in effect from time to time (subject to any exceptions allowed by such rules and any waivers granted by such authorities).

The members of the Committee shall be appointed by the Board and shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The member of the Committee may be removed, with or without cause, by a majority vote of the Board.

MEETING

The Committee shall meet as least one time annually, or more frequently as circumstances dictate. The chairman of the Board or any member of the Committee may call meetings of the Committee. All meetings of the Committee may be held telephonically.

AUTHORITY AND RESPONSIBLITIES

The Board delegates the Committee the express authority and responsibility to the following:

1.	Establish the Company’s general compensation philosophy, and, in consultation with senior management, oversee the development and implementation of compensation programs.

2.
At least annually, review and approve corporate goals and objectives relevant to compensation of the NEO, evaluate the NEO’s performance in light of those goals and objectives, and determine and approve the NEO’s compensation level based on this evaluation.

3.
At least annually, review and approve all compensation arrangements with the NEO including, without limitation: (i) the annual base salary level; (ii) the annual incentive opportunity level; (iii) the long-term incentive opportunity level; (iv) employment agreement, severance arrangements and change-in-control agreements/provisions, in each case as, when and if appropriate; and (v) any special or supplemental benefits.

4.	Periodically review the compensation of the Company’s directors and make recommendations to the Board with respect thereto.

5.	Administer, interpret and take all other actions necessary or appropriate as granted to the Committee under the Company’s executive compensation and other plans.

6.
Review and discuss with management the Compensation Discussion and Analysis (“CD&A”) required by SEC Regulation S-K, Item 402. Based upon such review and discussion, determine whether to recommend to the Board that the CD&A be included in theCompany’s proxy statement ( the “Proxy Statement”) or Annual Report on Form 10-K (the “Annual Report”).

7.	Arrange for the preparation of and approve the Compensation Committee Report to be included in the Proxy Statement or Annual Report.

8.	Meet at such times and report to the Board regarding its deliberations, as necessary or appropriate.

9.
Have sole authority to retain and discharge, and approve fees and other terms and conditions for retention of, compensation consultants to assist in consideration of the compensation of the NEO and other executive officers and directors. In addition, approve any compensation payable by the Company to such consultants, including the fees, terms and other conditions for the performance of such services.

10.
Direct any officer or employee of the Company or request any employee of the Company’s advisors, consultants or counsel or such other individual as it may deem appropriate to attend a Committee meeting or meet with any Committee members.

11.	Review the Committee’s charter on an annual basis and recommend changes, as appropriate, to the Board.

12.	Evaluate the performance of the Committee on an annual basis.

13.	Exercise such other powers and perform such other duties as may from time to time be delegated to the Committee by the Board.

The term “compensation” shall be construed comprehensively including by way of example, but not by way of limitation, salary, any supplemental payments, incentive payments, bonuses, performance shares, share incentives, dividend equivalents, options, or restricted shares.

RESOURCES

The committee shall have the resources and appropriate funding, as determined by the Committee, to discharge its duties and responsibilities.

REPORT TO THE BOARD

The Committee shall report periodically to the Board on all matters for which the Committee has been delegated responsibility. The report to the Board may take the form of an oral report by the chairman or any other member of the Committee designated by the Committee to make such report.

CHARTER ADOPTED

October 25, 2006

ANNEX B

NEW DRAGON ASIA CORP.
AUDIT COMMITTEE CHARTER

PURPOSE

The Audit Committee shall assist the Board of Directors in its oversight of (1) the integrity of the Corporation's financial statements and its financial reporting and disclosure practices, (2) the soundness of the Corporation's systems of internal controls regarding finance and accounting compliance, (3) the independence and qualifications of the Corporation's independent auditors, (4) the performance of the Corporation's internal audit function and its independent auditors, and (5) the Corporation's compliance with legal and regulatory requirements and the soundness of the Corporation's ethical and environmental compliance programs. The Audit Committee is also responsible for preparing the report required to be included in the Corporation's proxy statement.

MEMBERSHIP

The Audit Committee shall consist of at least three Directors. The members of the Audit Committee shall meet the independence and expertise requirements of the AMEX Rules and the Securities and Exchange Commission.

No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Corporation, unless the Board (1) determines that such simultaneous service would not impair the ability of the member to effectively serve on the Audit Committee and (2) discloses this determination in the Corporation's proxy statement.

The members of the Audit Committee shall be appointed at least annually by the Board, with one of the members appointed as Committee Chair. Audit Committee members may be replaced by the Board.

RESPONSIBILITIES

In performing its oversight responsibilities, the Audit Committee shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

14.
Review and discuss the Corporation's quarterly financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", with management and the independent auditors prior to the filing of the Corporation's quarterly report on Form 10-Q, including a discussion with the independent auditors of the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS No. 61"), as amended.

15.
Review and discuss the Corporation's annual financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations", with management and the independent auditors prior to the filing of the Corporation's annual report on Form 10-K, including a discussion with the independent auditors of the matters required to be discussed by SAS No. 61, as amended.

16.
Discuss with management the Corporation's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as the nature of financial information and earnings guidance provided to securities analysts and rating agencies. The Audit Committee's discussion in this regard may be general in nature and need not take place in advance of each instance in which the Corporation may provide financial information or earnings guidance.

17.
Discuss with management the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's risk assessment and risk management policies.

18.
Review, with management, the internal auditors and the independent auditors, major issues regarding accounting principles and financial statement presentations, including any significant changes in the Corporation's selection or application of accounting principles, and major issues as to the adequacy of the Corporation's internal controls and any special audit steps adopted in light of material control deficiencies. In this regard, the Audit Committee should obtain and discuss with management and the independent auditors reports and analyses from management and the independent auditors concerning: (a) all critical accounting policies and practices to be used by the Corporation, (b) significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) any other material written communications between the independent auditors and management.

19.
Review with the independent auditors (a) any audit problems or other difficulties encountered during the course of the audit process, including any restrictions on the scope of the independent auditors' activities or access to required information and any significant disagreements with management and (b) management's response to such matters.

20.	Resolve any disagreements between management and the independent auditors regarding financial reporting.

21.	Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Corporation.

OVERSIGHT OF THE CORPORATION'S RELATIONSHIP WITH ITS INDEPENDENT AUDITORS

1.
Appoint or replace the Corporation's independent auditors (subject, if applicable to stockholder ratification), and approve all fees payable to the independent auditors. The independent auditors shall report directly to the Audit Committee.

2.
Approve, in advance, all audit services, and all non-audit services provided by the Corporation's independent auditors that are not specifically prohibited under the Sarbanes-Oxley Act. Non-audit services need not be approved in advance only if (a) the aggregate amount of all such non-audit services are not more than 5% of all amounts paid to the independent auditors during the fiscal year, (b) they were not recognized to be non-audit services at the time of the engagement and (c) they are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit. The Committee may delegate pre-approval authority to one or more members of the Committee, but all such decisions must be presented to the full Committee at its next regularly scheduled meeting.

3.	Review, at least annually, the qualifications, performance and independence of the independent auditors. In conducting its review and evaluation, the Committee should:

a)
Obtain and review a report by the Corporation's independent auditors describing: (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Corporation;

b)	Review and evaluate the lead audit partner;

c)	Assure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law;

d)	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors;

e)	Consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself;

f)	Take into account the opinions of management and the Corporation's internal auditors;

g)
Present its conclusions with respect to the independent auditors to the Board and, if necessary, recommend that the Board take appropriate action to satisfy itself of the qualifications, performance and independence of the independent auditors.

4.
Set clear hiring policies for employees or former employees of the independent auditors. At a minimum, these policies should provide that any registered public accounting firm may not provide audit services to the Corporation if the CEO, controller, CFO, chief accounting officer or any person serving in an equivalent capacity for the Corporation was employed by such accounting firm and participated in the audit of the Corporation within one year of the initiation of the current audit.

OVERSIGHT OF THE CORPORATION'S INTERNAL AUDIT FUNCTION

1.	Review the scope and effectiveness of internal auditing activities.

2.	Review and discuss with the independent auditors the responsibilities, budget and staffing of the Corporation's internal audit function.

COMPLIANCE OVERSIGHT

1.	Review, with the Corporation's general counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

2.	Annually review the Corporation's compliance program for its Code of Ethics and Conduct and the results of internal audit's review of the expense accounts of the Corporation's elected officers.

3.	Annually review the status of the Corporation's environmental compliance program.

4.
Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

MEETINGS; OPERATIONAL MATTERS AND REPORTS

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.

The Audit Committee is to meet periodically in separate executive sessions with each of management, the Corporation's independent auditors and its internal auditor.
The Audit Committee may form and delegate authority to subcommittees when appropriate.
In connection with its duties and responsibilities, the Audit Committee shall have the authority to retain outside legal, accounting or other advisors, including the authority to approve the fees payable by the Corporation to such advisors and other retention terms.
The Audit Committee shall annually review its performance. In addition, the Audit Committee shall review and reassess the adequacy of this Charter annually and recommend to the Board any changes it considers necessary or advisable.

The Audit Committee shall report regularly to the Board, including with respect to any issues that arise with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements, the performance and independence of the Corporation's independent auditors or the performance of the internal audit function.

LIMITATION OF AUDIT COMMITTEE'S ROLE

The Audit Committee's role is one of oversight. Management is responsible for preparing the Corporation's financial statements, and the independent auditors are responsible for auditing those financial statements. Management is responsible for the fair presentation of the information set forth in the financial statements in conformity with GAAP. The independent auditors' responsibility is to provide their opinion, based on their audits, that the financial statements fairly present, in all material respects, the financial position, results of operations and cash flows of the Corporation in conformity with GAAP. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements and disclosures are complete and accurate and are in conformity with GAAP. Further, it is not the duty of the Audit Committee to assure compliance with applicable laws and regulations, the Corporation's Code of Ethics and Conduct or its environmental compliance program.

ANNEX C

AMENDED AND RESTATED

NEW DRAGON ASIA CORPORATION

Equity Incentive Plan

(Amendment and Restatement Effective May 21, 2009)

AMENDED AND RESTATED

NEW DRAGON ASIA CORPORATION

EQUITY INCENTIVE PLAN

1.             Purposes of the Plan.  The Company adopted the New Dragon Asia Corporation Equity Incentive Plan (the “Plan”), effective April 5, 2006, to provide additional incentive to Consultants and Directors and to promote the success of the Company’s business through the grant of Non-Qualified Stock Options.  Effective May 21, 2009, the Plan is hereby amended and restated in its entirety, to also provide for grants of Restricted Stock, and also to permit grants of Non-qualified Stock Options and Restricted Stock to be made under the Plan to Employees.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)            “Acquisition” means (1) a dissolution, liquidation or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise.

(b)           “Administrator” means the Committee responsible for conducting the general administration of the Plan, as applicable, in accordance with Section 4 hereof.

(c)            “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Restricted Stock are granted under the Plan.

(d)           “Board” means the Board of Directors of the Company.

(e)           “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute or statutes thereto.  Reference to any particular Code section shall include any successor section.

(f)            “Committee” means a committee appointed by the Board in accordance with Section 4 hereof.

(g)           “Common Stock” means the common stock of the Company, par value $.01 per share.

(h)           “Company” means New Dragon Asia Corporation, a Florida corporation.

(i)            “Consultant” means any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company, its Parent or any Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company, its Parent or any Subsidiary to render such services.

(j)            “Director” means a member of the Board.

(k)            “Employee” means a full-time Employee of the Company, its Parent or any Subsidiary.

(l)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute or statutes thereto.  Reference to any particular Exchange Act section shall include any successor section.

(m)            “Fair Market Value” means, as of any date, the value of a Share determined consistent with the requirements of Sections 422 and 409A of the Code as follows:

(i)            If the Common Stock is listed on any established stock exchange or a national market system, its Fair Market Value shall be the closing sales price per Share (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices per Share on the last market trading day prior to the day of determination; or

(iii)          In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)          “Holder” means a person who has been granted or awarded an Option or Restricted Stock or who holds Shares acquired pursuant to the exercise of an Option.

(o)           “Independent Director” means a Director who is not an employee of the Company.

(p)           “Non-qualified Stock Option” means an option that is not intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.

(q)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(r)           “Option” means a Non-qualified Stock Option granted pursuant to the Plan.

(s)            “Option Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan.

(t)            “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities ending with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain.

(u)            “Plan” means this New Dragon Asia Equity Incentive Plan, as amended.

(v)           “Restricted Stock” means Shares acquired pursuant to the exercise of an unvested Option in accordance with Section 11(h) below or pursuant to a grant of Restricted Stock under Section 13 below.

(w)           “Restricted Stock Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Restricted Stock grant.  The Restricted Stock Agreement is subject to the terms and conditions of the Plan.

(x)           “Rule 16b-3” means that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

(y)            “Section 16(b)” means Section 16(b) of the Exchange Act, as such Section may be amended from time to time.

(z)           “Securities Act” means the Securities Act of 1933, as amended, or any successor statute or statutes thereto.  Reference to any particular Securities Act section shall include any successor section.

(aa)            “Service Provider” means an Employee, Director or Consultant.

(bb)          “Share” means a share of Common Stock, as adjusted in accordance with Section 14 below.

(cc)         “Subsidiary” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations or other entities beginning with the Company if each of the entities other than the last corporation in the unbroken chain owns equity possessing more than fifty percent of the total combined voting power of all classes of equity in one of the other entities in such chain or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 14 of the Plan, the shares of stock subject to Options or Restricted Stock grants shall be shares of the Company’s Common Stock.  Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be issued upon exercise of Options or grants of Restricted Stock is three million (3,000,000) Shares.  If an Option expires and becomes unexercisable, as well as any shares of Restricted Stock which are forfeited under the Plan, without having been exercised in full, the unpurchased Shares which were subject thereto, as well as any shares of Restricted Stock which are forfeited under the Plan, shall become available for future grant or sale under the Plan (unless the Plan has terminated).  Shares which are delivered by the Holder or withheld by the Company upon the exercise of an Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of this Section 3.  If Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.             Administration of the Plan.

(a)           Administrator.  The Plan shall be administered by the Board or by a Committee to which administration of the Plan, or of part of the Plan, is delegated by the Board.  The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws.  If necessary in order to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of said Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code.  The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan and the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its sole discretion:

(i)            to determine the Fair Market Value;

(ii)           to select the Service Providers to whom Options and Restricted Stock may from time to time be granted hereunder;

(iii)          to determine the number of Shares to be covered by each such award granted hereunder;

(iv)          to approve forms of agreement for use under the Plan;

(v)           to determine the terms and conditions of any Option or Restricted Stock granted hereunder (such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may vest or be exercised or when Restricted Stock may vest (which in all cases may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Restricted Stock or the Common Stock received upon exercise of an Option, based in each case on such factors as the Administrator, in its sole discretion, shall determine);

(vi)          to determine whether to offer to buy out, replace or reprice a previously granted Option and to determine the terms and conditions of such offer and buy out, replacement or repricing (including whether payment is to be made in cash or Shares);

(vii)         to determine whether and under what conditions stock options granted under another option plan of the Company, a Subsidiary or an entity which is acquired or merged into the Company or a Subsidiary may be converted into Options under and subject to the terms of this Plan;

(viii)        to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(ix)           to allow Holders to satisfy applicable withholding tax obligations, if any, by electing to have the Company withhold from the Shares to be issued upon exercise of an Option the number of Shares having a Fair Market Value equal to the minimum amount required to be withheld based on the statutory withholding rates for federal and state tax purposes that apply to supplemental taxable income.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Holders to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)            to exercise its discretion in a manner such that Options and Restricted Stock granted under the Plan to individuals who are foreign nationals or are employed outside the United States contain terms and conditions which are different from the provisions otherwise specified in the Plan but which are consistent with the tax and other laws of foreign jurisdictions applicable to the Holder and which are designed to provide the Holder with benefits which are consistent with the Company’s objectives in establishing the Plan;

(xi)           to amend the Plan as provided in Section 16;

(xii)          to amend any Option Agreement or Restricted Stock Agreement consistent with the amendment provisions thereof; and

(xiii)         to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to exercise such powers and perform such acts as the Administrator deems necessary or desirable to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Holders.

(d)           Liability of Administrator.  No member of the Board, Committee or acting Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except such member’s own willful misconduct.  Under no circumstances shall any member of the Board or Committee be liable for any act or omission of any other member of the Board or Committee.  In the performance of its functions with respect to the Plan, the Board and Committee shall be entitled to rely upon information and advice furnished by Company’s officers, Company’s accountants, Company’s legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

5.             Eligibility.  Options and Restricted Stock may be granted to Service Providers designated as eligible to receive grants under the Plan by the Administrator. Options may not be granted to Service Providers providing services only to a Parent entity to the extent such grant would cause the Option to be subject to Code Section 409A. If otherwise eligible, a Service Provider who has been granted an Option or Restricted Stock may be granted additional Options or Restricted Stock under the Plan.

6.             No Right to Continued Relationship as a Service Provider.  Nothing in this Plan nor in any Option Agreement or Restricted Stock Agreement shall confer upon any Service Provider any right with respect to continuation of service to the Company or any Subsidiary, nor shall it interfere in any way with the Company’s or any Subsidiary’s right to terminate any Service Provider’s service at any time, with or without cause and with or without prior notice.

7.             Limitation of Shares.  No Service Provider shall be granted, in any calendar year, Options or Restricted Stock covering more than two million (2,000,000) Shares.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 14.  For purposes of this Section, if an Option is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 14), the canceled Option will be counted against the limit set forth in this Section.  For this purpose, if the exercise price of an Option is reduced, the transaction shall be treated as a cancellation of the Option and the grant of a new Option.

8.             Term of Plan.  The Plan originally became effective April 5, 2006.  This amendment and restatement of the Plan, effective May 21, 2009, shall continue in effect until the Plan is further amended or terminated under Section 16 of the Plan.  No Options or Restricted Stock may be issued under the Plan after the tenth (10th) anniversary of the earlier of (i) the date upon which the Plan was originally adopted by the Board or (ii) the date the Plan was originally approved by the Company’s shareholders.

9.             Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

10.           Option Exercise Price and Consideration.

(a)           Except as provided in Section 14, the per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator  but shall in no event be less than the greater of the Fair Market Value on the date of grant or the par value of a Share.

(b)           Notwithstanding the foregoing, Options may be granted with or converted at a per Share exercise price other than as required above pursuant to a merger, acquisition or other corporate transaction so long as such conversion does not cause the Option to be treated as “deferred compensation” within the requirements of Code Section 409A.

(c)            The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator at the time of grant.  Such consideration may consist of (1) cash, (2) check, (3) with the consent of the Administrator and to the extent consistent with Applicable Laws, a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator, (4) with the consent of the Administrator, other Shares which (x) in the case of Shares acquired from the Company, have been owned by the Holder for more than six (6) months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) with the consent of the Administrator, surrendered Shares then issuable upon exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate exercise price of the Option or exercised portion thereof, (6) with the consent of the Administrator, property of any kind which constitutes good and valuable consideration, (7) with the consent of the Administrator, and, to the extent consistent with Applicable Laws, delivery of a notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (8) with the consent of the Administrator, any combination of the foregoing methods of payment.

11.           Exercise of Option.

(a)            Vesting; Fractional Exercises.  Except as provided in Section 14, Options granted hereunder shall be vested and exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  An Option may not be exercised for a fraction of a Share.

(b)           Deliveries upon Exercise.  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his or her office:

(i)            A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised.  The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(ii)           Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with Applicable Laws.  The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop transfer notices to agents and registrars;

(iii)          Upon the exercise of all or a portion of an unvested Option pursuant to Section 11(h), a Restricted Stock grant agreement in a form determined by the Administrator and signed by the Holder or other person then entitled to exercise the Option or such portion of the Option; and

(iv)          In the event that the Option shall be exercised pursuant to Section 11(f) by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option.

(c)            Conditions to Delivery of Share Certificates.  The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i)            The admission of such Shares to listing on all stock exchanges on which such class of stock is then listed;

(ii)           The completion of any registration or other qualification of such Shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its sole discretion, deem necessary or advisable;

(iii)          The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its sole discretion, determine to be necessary or advisable;

(iv)          The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

(v)           The receipt by the Company of full payment for such Shares, including payment of any applicable withholding tax, which in the sole discretion of the Administrator may be in the form of consideration used by the Holder to pay for such Shares under Section 10(c).

(d)           Termination of Relationship as a Service Provider.  If a Holder ceases to be a Service Provider other than by reason of the Holder’s disability or death or termination for cause (as determined by the Committee in its sole discretion; provided, however that for purposes of this Plan and any Option Agreement “cause” shall have the meaning ascribed to it in any written consulting agreement between the Company (or a Subsidiary) and the Holder to the extent defined therein), such Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Holder’s termination.  If, on the date of termination, the Holder is not vested as to his or her entire Option, unless otherwise provided in the Option Agreement the Shares covered by the unvested portion of the Option immediately cease to be issuable under the Option and shall again become available for issuance under the Plan.  If, after termination, the Holder does not exercise his or her Option within the time period specified in the Option Agreement (or as provided herein, if not so specified), the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(e)           Disability of Holder.  If a Holder ceases to be a Service Provider as a result of the Holder’s disability (as determined on a fair and uniform basis by the Administrator in its sole discretion), the Holder may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination.  In the absence of a specified time in the Option Agreement or any other written agreement between the Company and the Holder, the Option shall remain exercisable for twelve (12) months following the Holder’s termination.  If, on the date of termination, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan.  If, after termination, the Holder does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(f)            Death of Holder.  If a Holder dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement by the Holder’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death.  In the absence of a specified time in the Option Agreement or any other written agreement between the Company and the Holder, the Option shall remain exercisable for twelve (12) months following the Holder’s death.  If, at the time of the Holder’s death, the Holder is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately cease to be issuable under the Option and shall again become available for issuance under the Plan.  The Option may be exercised by the executor or administrator of the Holder’s estate or, if none, by the person(s) entitled to exercise the Option under the Holder’s will or the laws of descent or distribution.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall again become available for issuance under the Plan.

(g)           Regulatory Extension.  A Holder’s Option Agreement may provide that if the exercise of the Option following the termination of the Holder’s status as a Service Provider (other than upon the Holder’s death or disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option as set forth in Section 9 or (ii) the expiration of a period of three (3) months after the termination of the Holder’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

(h)           Early Exercisability.  The Administrator may provide in the terms of a Holder’s Option Agreement that the Holder may, at any time before the Holder’s status as a Service Provider terminates, exercise the Option in whole or in part in exchange for Restricted Stock prior to the full vesting of the Option; provided, however, that Shares acquired upon exercise of an Option which has not fully vested may be subject to any forfeiture, transfer or other restrictions as the Administrator may determine in its sole discretion.

(i)            Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Holder at the time that such offer is made

(j)            No Deferral Feature.  The Option Agreement shall not provide for any deferral feature with respect to Options constituting a deferral of compensation under Section 409A of the Code.

12.           Non-Transferability of Options and Restricted Stock.  Options and Restricted Stock may not be directly or indirectly sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Holder, only by the Holder.

13.           Restricted Stock.

(a)           Rights to Purchase.  The Committee may grant Restricted Stock to such Service Providers, in such amounts, and subject to such terms and conditions as the Committee may determine in its sole discretion, including such restrictions on transferability and other restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee shall determine.

(b)           Restricted Stock Agreement.  Restricted Stock shall be granted under a Restricted Stock Agreement and shall be evidenced by certificates registered in the name of the Participant and bearing an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.  The Company may retain physical possession of any such certificates, and the Company may require a Holder who has been awarded Restricted Stock to deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock for so long as the Restricted Stock is subject to a risk of forfeiture.

(c)           No Deferral Provisions.  A Restricted Stock grant shall not provide for any deferral of compensation recognition after vesting if such would constitute a deferral of compensation under Section 409A of the Code.

(d)           Other Provisions.  Each Restricted Stock Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(e)           Rights as a Shareholder.  The Holder of Restricted Stock shall have rights equivalent to those of a shareholder of the Company and shall become a shareholder of the Company when the Restricted Stock grant is entered upon the records of the duly authorized transfer agent of the Company.

14.           Adjustments upon Changes in Capitalization, Merger or Asset Sale.

(a)           In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator’s sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option or Restricted Stock, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of:

(i)            the number and kind of shares of Common Stock (or other securities or property) with respect to which Options or Restricted Stock may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number and kind of shares which may be issued and adjustments of the maximum number of Shares that may be purchased by any Holder in any calendar year pursuant to Section 7(c));

(ii)           the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Restricted Stock; and

(iii)          the grant or exercise price with respect to any Option.

(b)           In the event of any transaction or event described in Section 14(a), the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or Restricted Stock or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Option or Restricted Stock granted or issued under the Plan or to facilitate such transaction or event:

(i)            To provide for either the purchase of any such Option or Restricted Stock for an amount of cash equal to the amount that could have been obtained upon the exercise of such Option or realization of the Holder’s rights had such Option or Restricted Stock been currently exercisable or payable or fully vested or the replacement of such Option or Restricted Stock with other rights or property selected by the Administrator in its sole discretion;

(ii)           To provide that such Option shall be exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Option;

(iii)          To provide that such Option or Restricted Stock be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices which do not result in treatment as “deferred compensation” under Code Section 409A;

(iv)          To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options or Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in outstanding Options or Restricted Stock, or Options or Restricted Stock which may be granted in the future; or

(v)           To provide that immediately upon the consummation of such event, such Option shall not be exercisable and shall terminate; provided, that for a specified period of time prior to such event, such Option shall be exercisable as to all Shares covered thereby, and the restrictions imposed under an Option Agreement or Restricted Stock Agreement upon some or all Shares may be terminated and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase, notwithstanding anything to the contrary in the Plan or the provisions of such Option or Restricted Stock Agreement.

(c)            Subject to Section 3, the Administrator may, in its sole discretion, include such further provisions and limitations in any Option or Restricted Stock Agreement or certificate, as it may deem appropriate.

(d)           Notwithstanding the terms of Section 14(b) above, if the Company undergoes an Acquisition, then any surviving corporation or entity or acquiring corporation or entity, or affiliate of such corporation or entity, may assume any Options or Restricted Stock outstanding under the Plan for the acquiring entity’s stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 14(d)) or may substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 14(d)) for those outstanding under the Plan, which do not result in treatment as “deferred compensation” under Code Section 409A.  In the event any surviving corporation or entity or acquiring corporation or entity in an Acquisition, or affiliate of such corporation or entity, does not assume such Options or Restricted Stock or does not substitute similar stock awards for those outstanding under the Plan, then with respect to (i) Options or Restricted Stock held by Holders under the Plan whose status as a Service Provider has not terminated prior to such event, the vesting of such Options or Restricted Stock (and, if applicable, the time during which such Options may be exercised, shall be accelerated and made fully exercisable and all restrictions thereon shall lapse at least ten (10) days prior to the closing of the Acquisition (and the Options terminated if not exercised prior to the closing of such Acquisition),and (ii) any other Options outstanding under the Plan shall be terminated if not exercised prior to the closing of the Acquisition.

(e)           The existence of the Plan, any Option Agreement or Restricted Stock Agreement and the Options and Restricted Stock granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

15.           Time of Granting of Options and Restricted Stock.  The date of grant of an Option or Restricted Stock shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Restricted Stock, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Option or Restricted Stock is so granted within a reasonable time after the date of such grant.

16.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time wholly or partially amend, alter, suspend or terminate the Plan.  However, without approval of the Company’s shareholders given within twelve (12) months before or after the action by the Board, no action of the Board may, except as provided in Section 14, increase the limits imposed in Section 3 on the maximum number of Shares which may be issued under the Plan or extend the term of the Plan under Section 8.

(b)           Shareholder Approval.  The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Holder, unless mutually agreed otherwise between the Holder and the Administrator, which agreement must be in writing and signed by the Holder and the Company; provided however, that the foregoing shall not limit the authority of the Administrator to exercise all authority and discretion conveyed to it herein or in any agreement.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Restricted Stock granted or awarded under the Plan prior to the date of such termination.

17.           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.           Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19.           Governing Law.  The validity and enforceability of this Plan shall be governed by and construed in accordance with the laws of the State of New York without regard to otherwise governing principles of conflicts of law.

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